                                                                   EXHIBIT 10.64


                         StyroChem International, Ltd.
                              19250 Clark Graham
                              Baie d'Urfe, Quebec
                                    H9X 3R8


                               December 5, 1996


Bank of Montreal
Kirkland
2867 St. Charles Boulevard
Kirkland, Quebec
H9H 385
Attention:  Mr. Yvon Longpre

Ladies and Gentlemen:

     Reference is hereby made to that certain Agreement Respecting a Term Loan and other Credit Facilities between the Bank of Montreal (the "Bank") and StyroChem International, Ltd. ("StyroChem") dated February 25, 1994 (as amended to date, the "Credit Agreement"). Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Credit Agreement.

     The undersigned hereby covenant that, during the term of the Credit Agreement, StyroChem will not, and Radnor Holdings Corporation ("Radnor") will not permit StyroChem to declare or pay any dividend, or make any distribution of cash or property, including without limitation bonuses, administration fees, or interest paid on intercompany loans, to Radnor without the prior written consent of the Bank; provided that StyroChem may declare and may pay Radnor dividends
             --------
not exceeding $25,000 during any fiscal year.

                                   Sincerely,

                                   STYROCHEM INTERNATIONAL, LTD.

                                   By:  /s/ Michael T. Kennedy
                                      ---------------------------
                                           Michael T. Kennedy
                                           President

                                   RADNOR HOLDINGS CORPORATION

                                   By:  /s/ Michael T. Kennedy
                                      ---------------------------
                                           Michael T. Kennedy
                                           President